UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   March 15, 2001
                                                         ------------------

                           Peregrine Industries, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                  000-27511         65-0611007
          -------------               ---------       ---------------
   (State or other jurisdiction      (Commission     (I.R.S. Employer
 of incorporation or organization)    File Number)   Identification No.)


 746 South Military Trail, Deerfield Beach, FL            33442
 ----------------------------------                       -----
 (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number                     954-725-8041
                                                     --------------



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Item 5. Other Events and Regulation FD Disclosure

Benjamin Swirsky, a Director since October 1998, was elected Chairman of the Board at a Director's meeting February 27, 2001. He suceeds Merrill Yarbrough, who will continue as President and Chief Executive Officer. This action was taken to permit Mr. Yarbrough to devote to full time to the Com[any's research and developement, product improvement, and market expansion functions.

Mr. Swirsky is a former managing partner of an international CPA firm, an attorney, and a successful Toronto businesses man and investor.





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


                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Peregrine Industries, Inc.
                                  ----------------------------------------
                                  (Registrant)



Dated:   March 15, 2001           By:/s/ Merrill Yarbrough
                                        ---------------------------------------
                                         Merrill Yarbrough
                                         President and Chief Executive Officer
















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